SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) October 23, 2000


                                 KAYE GROUP INC.
             (Exact name of registrant as specified in its charter)


         Delaware                   0-21988                     13-3719772
(State of other jurisdiction      (Commission                  IRS Employer
of incorporation)                 File Number)               Identification No.)


                              122 East 42nd Street
                              New York, N.Y. 10168
               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code:  (212) 338-2100




Total number of pages filed including cover and under pages:  6

                                 KAYE GROUP INC.

                                      INDEX




Item  5.  Other Events

          Kaye Group Inc. (the "Company") on October 23, 2000 reported 40% third quarter EPS growth; Lawrence Greenfield re-appointed to expanded Board.

          A Press Release announcing the actions described above was issued by the Company on October 23, 2000 and is attached hereto as Exhibit 99.7.

Item  7.  Financial Statements and Exhibits

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits

               99.7 Press Release dated October 23, 2000, issued by the Company.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           KAYE GROUP INC.


                                           By:       /s/ Michael P. Sabanos
                                                    ----------------------------

                                           Name:    Michael P. Sabanos
                                           Title:   Executive Vice President &
                                                    Chief Financial Officer



Dated: October 27, 2000